Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 12 – Goodwill and Other Intangible Assets
Goodwill
Changes in the carrying amount of goodwill by reportable segment for the periods indicated are as follows:

	West	Central	Northeast G&P	Total
	(Millions)
December 31, 2014	$45	$240	$835	$1,120
Purchase accounting adjustment	2	10	13	25
Impairment	—	(250)	(848)	(1,098)
December 31, 2015	$47	$—	$—	$47

Our goodwill is not subject to amortization, but is evaluated at least annually for impairment or more frequently if impairment indicators are present. We did not identify or recognize any impairments to goodwill in connection with our annual evaluation of goodwill for impairment (performed as of October 1) during the years ended December 31, 2014 and 2013. During 2015, we performed an interim assessment of certain goodwill within the West, Central, and Northeast G&P segments as of September 30, 2015, but the estimated fair value of the reporting units evaluated exceeded their carrying amounts and thus no impairment charge was recognized. We performed an additional goodwill impairment evaluation as of December 31, 2015, of the goodwill recorded within the West, Central, and Northeast G&P segments. As a result of this evaluation, we recorded goodwill impairment charges totaling $1.098 billion. (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
Other Intangible Assets
The gross carrying amount and accumulated amortization of Other intangible assets – net of accumulated amortization at December 31 are as follows:

	2015		2014
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Contractual customer relationships	$10,632	$(663)	$10,761	$(310)

Other intangible assets – net of accumulated amortization primarily relate to gas gathering, processing, and fractionation contractual customer relationships recognized in the ACMP and Eagle Ford acquisitions (See Note 2 – Acquisitions) as well as the 2012 acquisitions from Delphi Midstream Partners, LLC (Laser) and Caiman Energy, LLC (Caiman). The decrease in the gross carrying amount of Other intangible assets – net of accumulated amortization during 2015 is primarily related to the $168 million decrease from the purchase price allocation adjustment recorded for the ACMP acquisition in the first quarter of 2015, partially offset by the $32 million increase due to the Eagle Ford acquisition in the second quarter of 2015 (see Note 2 – Acquisitions). The intangible assets are being amortized on a straight-line basis over an initial period of 30 years which represents a portion of the term over which the contractual customer relationships are expected to contribute to our cash flows.
We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the respective acquisition), the weighted-average periods prior to the next renewal or extension of the contractual customer relationships associated with the ACMP, Eagle Ford, Laser, and Caiman acquisitions were approximately 17 years, 10 years, 9 years, and 18 years, respectively. Although a significant portion of the expected future cash flows associated with these contracts are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investment required.
The amortization expense related to Other intangible assets – net of accumulated amortization was $353 million, $207 million, and $60 million in 2015, 2014, and 2013, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $354 million.